Contingencies	12 Months Ended
Dec. 31, 2023
Contingencies
Contingencies

Note 30. Contingencies

From time to time, and in the ordinary course of business, the Company may be subject to certain claims, charges and litigation. Management regularly analyzes current information pertaining to ongoing cases including, where applicable, the Company’s defense claims and insurance coverage of any potential liability. The Company recognizes provisions for potential liabilities if they have been advised by its legal counsel that it is probable the legal case against the Company will be successful. In some instances, the ultimate outcome of these cases may have a material impact on the Company’s financial position and earnings.

The Company considers that no material loss to the Company is expected to result from these claims and legal proceedings.